CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.51

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

FIRST AMENDMENT TO AMENDED AND

RESTATED GROUND LEASE AGREEMENT

(168 Acres)

THIS FIRST AMENDMENT TO AMENDED AND RESTATED GROUND LEASE AGREEMENT (the “Amendment”) is executed and effective as of the 12th day of December 2023, by and between Venture Global Calcasieu Pass, LLC, a Delaware limited liability company (the “Tenant”), and JADP Venture, LLC, a Louisiana limited liability company (the “Landlord”).

BACKGROUND

A.

The Landlord and the Tenant entered into that certain Ground Lease Agreement dated as of March 14, 2019 (the “Original Lease”) for the lease of certain immovable property and certain water and surface and subsurface land rights situated in Cameron Parish, Louisiana, which comprises approximately two hundred twenty-eight (228) acres (the “Original Site”).

B.

Landlord and Tenant executed that certain Notice of Ground Lease with Right of First Refusal (the “Original Notice”), dated as of March 14, 2019, recorded on March 20, 2019, as Instrument Number 345000 in the official records of Cameron Parish, in respect of the Original Lease.

C.

Landlord and Tenant further executed that certain Amended and Restated Notice of Ground Lease with Right of First Refusal, dated as of March 25, 2019, recorded on March 26, 2019, as Instrument Number 345049 in the official records of Cameron Parish, in order to correct typographical errors contained in the Original Notice.

D.

Landlord and Tenant amended and restated the Original Lease in its entirety pursuant to an Amended and Restated Ground Lease, dated as of July 15, 2019 (the “Amended and Restated Lease”) pursuant to which, Tenant leased the Original Site from Landlord and Landlord has also granted to Tenant a right of first refusal to purchase the Original Site upon the amended and restated terms and conditions as more fully described therein.

E.

Landlord and Tenant further executed that certain Second Amended and Restated Notice of Ground Lease Agreement with Right of First Refusal (the “Second A&R Notice”), dated as of July 15, 2019, recorded on August 9, 2019, as Instrument Number 346079 in the official records of Cameron Parish, which was recorded in order that third parties may have notice of Tenant’s right of first refusal pursuant to the Amended and Restated Lease.

F.

Landlord and Tenant further executed that certain Third Amended and Restated Notice of Ground Lease Agreement with Right of First Refusal (the “Third A&R Notice”), dated as of August 14, 2019, recorded on August 14, 2019, as Instrument Number 346122 in the official records of Cameron Parish, which was recorded in order that third parties may have notice of Tenant’s and Landlord’s addresses.

G.	Landlord and Tenant desire to amend the Amended and Restated Lease as set forth below to remove and release certain immovable property leased by Tenant and revise the rent.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

AGREEMENT

In consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Amended and Restated Lease as follows:

1.	Amendments.

(a)

Exhibit 1-A and Exhibit 1-B of the Amended and Restated Lease are hereby amended by replacing Exhibit 1-A and Exhibit 1-B of the Amended and Restated Lease in their entirety with Exhibit 1-A and Exhibit 1-B attached hereto.

(b)

The first sentence of Section 4.1 of the Amended and Restated Lease is hereby amended such that commencing upon the effective date of this Amendment, the initial rent for the Project Site (“Rent”) shall be [***] per annum, payable in equal installments of [***] per month, adjusted upward on March 14, 2024 and every five (5) years thereafter during the Initial Term and during any Extended Term by a percentage equal to the greater of [***] or the CPI Percentage Increase (as defined below), but in no event to exceed an adjustment during any Adjustment Period (as defined below) of greater than [***].

(c)	References to “228 acres” and “two hundred-twenty eight (228) acres” in the Amended and Restated Lease are hereby amended to “168 acres” and “one hundred sixty-eight (168) acres,” respectively.

(d)

The definition of “Survey Map” is deleted and replaced with the following: ““Survey Map” means the ALTA survey of the Project Site, dated October 2, 2023, by Lonnie G. Harper & Associates, Inc., attached as Exhibit 1-B”.

2.	Extent of Amendments and References. Except as expressly amended herein, the Amended and Restated Lease shall remain unchanged and in full force and effect.

3.	Definitions. Terms defined in the Amended and Restated Lease shall have the same meaning in this Amendment unless defined herein to the contrary.

4.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

5.	Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be deemed an original.

[Remainder of page left intentionally blank; signatures on following pages]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the undersigned Parties have executed this Recognition and Non-Disturbance Agreement as of the date first above written.

TENANT:
WITNESSES:
VENTURE GLOBAL CALCASIEU
PASS, LLC		/s/ T.A. Wren
a Delaware Limited Liability Company		Print Name: T.A. Wren

By:	/s/ Keith Larson	/s/ J. Layman
Name:	Keith Larson	Print Name: J. Layman
Title:	Secretary

SWORN TO AND SUBSCRIBED before me, the undersigned Notary Public, duly commissioned and qualified in and for the County/Parish of Arlington and State of Virginia, personally came and appeared Keith Larson, who, after being sworn by me, did execute this agreement on the 6th day of December, 2023 at Arlington, State of Virginia.

/s/ Michael E. Millan
NOTARY PUBLIC

Name: Michael E. Millan
Notary No: 7979927
My Commission Expires: 8-31-26

1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the undersigned Parties have executed this Recognition and Non-Disturbance Agreement as of the date first above written.

LANDLORD:		WITNESSES:

JADP VENTURE, LLC		/s/ Mary Ellen Henry
a Louisiana limited liability company		Print Name: Mary Ellen Henry

By:	/s/ E. Scott Henry	/s/ Amy Singer
Name:	E. Scott Henry	Print Name: Amy Singer
Title:	Manager

SWORN TO AND SUBSCRIBED before me, the undersigned Notary Public, duly commissioned and qualified in and for the County/Parish of Calcasieu and State of Louisiana, personally came and appeared E. Scott Henry, who, after being sworn by me, did execute this agreement on the 4th day of December, 2023 at Lake Charles, State of Louisiana.

/s/ Kathryn G. Matte
NOTARY PUBLIC

Name:
Notary No:
My Commission Expires:

1

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 1-A

LEGAL DESCRIPTION OF THE PROJECT SITE

PARCEL “C-1”

COMMENCING AT THE NORTHEAST CORNER OF IRREGULAR SECTION 35, TOWNSHIP 15 SOUTH, RANGE 10 WEST CAMERON PARISH, LOUISIANA; SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°36’56“W., A DISTANCE OF 4,956.53 FEET TO A POINT ALONG THE EAST LINE OF IRREGULAR SECTION 36, TOWNSHIP 15 SOUTH, RANGE 10 WEST; THENCE S.00°35’10“W., A DISTANCE OF 1,619.34 FEET ALONG THE EAST LINE OF IRREGULAR SECTION 37; TOWNSHIP 15 SOUTH, RANGE 10 WEST TO A POINT; SAID POINT BEING THE POINT OF BEGINNING; THENCE N.89°24’41“W., A DISTANCE OF 1,321.14 FEET TO A POINT; THENCE N.00°36’56“E., A DISTANCE OF 885.47 FEET TO A POINT; THENCE N.00°36’56“E., A DISTANCE OF 732.98 FEET TO A POINT; THENCE N.00°36’56“E., A DISTANCE OF 188.30 FEET TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.00°36’56“E., A DISTANCE OF 488.45 FEET TO A POINT; THENCE N.00°36’56“E., A DISTANCE OF 344.83 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.89° 27’ 01“E., A DISTANCE OF 201.04 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°36’56“W., A DISTANCE OF 831.17 FEET TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.89°57’00“E., A DISTANCE OF 1,297.30 FEET TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.89°57’00“E., A DISTANCE OF 1,498.35 FEET TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°26’04“W., A DISTANCE OF 481.29 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°26’04“W., A DISTANCE OF 1,126.85 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°26’04“W., A DISTANCE OF 1,126.85 FEET TO A POINT ON THE NORTH LINE OF LAND CLAIMED BY THE STATE OF LOUISIANA; SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.81°00’02“W., A DISTANCE OF 384.49 FEET ALONG THE NORTH LINE OF LAND CLAIMED BY THE STATE OF LOUISIANA TO A POINT; SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.81°00’02“W., A DISTANCE OF 637.07 FEET ALONG THE NORTH LINE OF LAND CLAIMED BY THE STATE OF LOUISIANA TO A POINT; SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.81°00’02“W., A DISTANCE OF 637.07 FEET ALONG THE NORTH LINE OF LAND CLAIMED BY THE STATE OF LOUISIANA TO THE INTERSECTION OF THE WEST LINE OF IRREGULAR SECTION 4, TOWNSHIP 15 SOUTH, RANGE 9 WEST, CAMERON PARISH LOUISIANA AND SAID NORTH LINE OF LAND CLAIMED BY THE STATE OF LOUISIANA; SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.00°34’10“E., A DISTANCE OF 1,170.81 FEET TO THE POINT OF BEGINNING.

SAID DESCRIBED PARCEL, CONTAINING 7,302,112.92 SQUARE FEET OR 167.6334 ACRES, IS SITUATED IN SECTION 36, TOWNSHIP 15 SOUTH, RANGE 10 WEST, AND SECTIONS 4 & 5, TOWNSHIP 15 SOUTH, RANGE 9 WEST. CAMERON PARISH, LOUISIANA AND IS MADE REFERENCE TO AS TRACT “C-1” ON THE HERETO ATTACHED PLAT. SAID PLAT PREPARED BY LONNIE G. HARPER & ASSOCIATES, BEARING LGH FILE NO. 09/7001/2023, AND DATED OCTOBER 2, 2023.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 1-B

SURVEY MAPS OF THE PROJECT SITE

[Omitted]